UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) October 8, 2003
                                           ---------------

                                K-2 DIGITAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                       1-11873                  13-3886065
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation                 File Number)           Identification No.)

                  770 Lexington Ave. 6th Fl. New York NY 10021
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (212) 935-6000
                                                   --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 8, 2003 the Registrant notified FutureXmedia ("FX") Inc. that, in light of delays in its consummating the proposed merger with the Registrant, it was exploring other options to enhance shareholder value. These options may include a merger or similar transaction with another entity, consummation of the merger with FX, or liquidation of the Registrant. The Registrant entered into an Agreement and Plan of merger with FX on January 15, 2002 and the closing of that transaction has been adjourned on three occasions, most recently to May 31, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         K-2 DIGITAL, INC.
                                         (Registrant)

Date:  October 8, 2003               By: /s/ Gary Brown
                                         ---------------------------------
                                         Name: Gary Brown
                                         Title: President
                                                Principal Financial and
                                                Accounting Officer